UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 28, 2006
                                                        -----------------

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  1-9334                                  13-3258160
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         (Commission File Number)              (IRS Employer Identification No.)


  Two Trap Falls Road, Suite 402, Shelton, CT                        06484
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   (Address of Principal Executive Offices)                        (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant's Certifying Accountant
---------      ---------------------------------------------

     In a Form 8-K filed on November 20, 2006 Baldwin Technology Company, Inc. (the "Company") announced that the Audit Committee of the Board of Directors of the Company had dismissed PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm effective November 14, 2006. On November 14, 2006, the Audit Committee also approved the retention of Grant Thornton LLP ("GT") as the Company's new independent registered public accounting firm for the fiscal year ending June 30, 2007, subject to GT's completion of its client acceptance procedures. GT informed the Company on November 28, 2006 that its client acceptance procedures were complete and that Baldwin was accepted as a client of the firm.

     During the Company's two most recent fiscal years and the subsequent interim period prior to engaging GT, neither the Company nor anyone acting on behalf of the Company consulted GT regarding (i) either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         BALDWIN TECHNOLOGY COMPANY, INC.
                                                   (Registrant)


                                         By: /s/ Vijay C. Tharani
                                             -----------------------------------
                                                 Vijay C. Tharani
                                                 Chief Financial Officer


Dated: November 28, 2006